SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

|_|   Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Under Rule 14a-12


                                ISECURETRAC CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

________________________________________________________________________________

2)    Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

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[_]   Fee paid previously with preliminary materials:

________________________________________________________________________________

[_]    Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:


      __________________________________________________________________________

      2)    Form, Schedule or Registration Statement No.:

      __________________________________________________________________________

      3)    Filing Party:

      __________________________________________________________________________

      4)    Date Filed:

      __________________________________________________________________________

                                ISECURETRAC CORP.
                             5022 SOUTH 114TH STREET
                              OMAHA, NEBRASKA 68137


                                   May 6, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of iSecureTrac Corp., which will be held at Marriott Hotel, Omaha, Nebraska, June 4, 2004, at 2:00 p.m. Your board of directors and management look forward to personally greeting those stockholders able to attend.

      At the meeting, the stockholders will be asked to:

      o Elect six (6) directors to serve until the 2005 annual meeting of stockholders;

      o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 shares;

      o Ratify the appointment of McGladrey & Pullen, LLP as our independent accountants for 2004; and,

      o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

      These matters are discussed in greater detail in the accompanying proxy statement.

      Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.

      A copy of the Annual Report for the year ended December 31, 2003, is enclosed for your information.

      We wish to thank our stockholders for their participation and support.


                                           Sincerely,

                                           /S/  ROGER J. KANNE
                                           ---  --------------
                                           Roger J. Kanne
                                           Chairman

                                ISECURETRAC CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 4, 2004


To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of iSecureTrac Corp. ("iST") will be held at Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska on Friday, June 4, 2004, at 2:00 p.m. Central time, for the following purposes:

      o     Elect  six  (6)  directors   until  the  2005  annual   meeting   of
            stockholders;

      o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 shares;

      o Ratify the appointment of McGladrey & Pullen, LLP as our independent accountants for 2004; and,

      o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

            A copy of the Annual Report for the year ended December 31, 2003, is enclosed for your information.

            Only stockholders of record as of the close of business on April 23, 2004, will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

            All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS:


                                        /S/  JOHN M. HEIDA
                                        ------------------
                                        John M. Heida
                                        Secretary


Omaha, Nebraska
May 6, 2004



                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                   RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

                                ISECURETRAC CORP.
                             5022 SOUTH 114TH STREET
                              OMAHA, NEBRASKA 68137

                         ANNUAL MEETING OF STOCKHOLDERS
                              FRIDAY, JUNE 4, 2004

                                 PROXY STATEMENT


      Our annual meeting of stockholders will be held on Friday, June 4, 2004, at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska 68114, at 2:00 p.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournment or postponement of the meeting. This proxy statement, the Notice of Annual Meeting of Stockholders and the proxy are first being sent to stockholders on or about May 10, 2004.


                      GENERAL INFORMATION ABOUT THE MEETING

WHAT IS BEING CONSIDERED AT THE MEETING?

            You will be voting to:

      o Elect six (6) directors to serve until the 2005 annual meeting of stockholders;

      o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 shares;

      o Ratify the appointment of McGladrey & Pullen, LLP as our independent accountants for 2004; and,

      o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

      We do not expect to ask you to vote on any other matters at the meeting.

      In addition, our management will report on our performance during calendar year 2003.


WHO IS ENTITLED TO VOTE AT THE MEETING?

      You may vote if you owned stock as of the close of business on April 23, 2004 (the "Record Date"). Each share of stock is entitled to one vote.

      As of the Record Date, the Company had issued and outstanding 55,203,674 shares of Common Stock.

HOW DO I VOTE?

      You can vote in two ways:

      o     By attending the meeting; or

      o     By completing, signing and returning the enclosed proxy card.

CAN I CHANGE MY MIND AFTER I VOTE?

      Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?

      Proxies that are signed and returned but do not include voting instructions will be voted FOR (1) the election of the nominee directors, FOR
(2) the approval of the proposed amendments to our Certificate of Incorporation and FOR (3) the appointment of McGladrey & Pullen, LLP as our Independent Accountants.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

      It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Atlas Stock Transfer Company, (801) 266-7151.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

      If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

      Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote a customer's unvoted shares, which are referred to as "broker non-votes," on certain routine matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, but will not be counted for the approval of the amendments to our Certificate of Incorporation because these matters are not considered "routine" under the applicable rules.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

      The matters described in this proxy statement are the only matters we know will be voted at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

WHO PAYS FOR THIS PROXY SOLICITATION?

      We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

                                 STOCK OWNERSHIP

      The   following   table  shows  the  number  of  shares  of  common  stock
beneficially owned (as of April 9, 2004) by:

      Each person who we know beneficially owns more than 5% of the common stock; each director and executive officer; and, the directors and executive officers as a group.


                           BENEFICIAL OWNERSHIP(1)(2)

                                                      COMMON STOCK
                                                      ------------

NAME AND ADDRESS                         AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP  PERCENT OF CLASS
-------------------                      --------------------  ----------------
Robert Badding (3)(4)(13)
304 Timberline Road
Carroll, IA 51401                               2,529,665           3.33%

Martin J. Halbur (4)(5)(13)
124 Pleasant Ridge Road
Carroll, IA 51401                               2,553,278           3.36%

Todd Hansen (11)(13)
20004 Rondo Drive
Gretna, NE 68028                                   52,500           0.07%

John Heida (8)(13)
804 Shag Bark Court
Belleuve, NE 68005                                225,000           0.30%

Roger Kanne (4)(6)(13)
1311 Amy Avenue
Carroll, IA 51401                               4,831,188           6.35%

Ronald Muhlbauer (4)(7)(13)
222 Pleasant Ridge
Carroll, IA 51401                               1,488,285           1.96%

Ravi Nath (9)(13)
651 N. 59th Street
Omaha, NE 68132                                    67,192           0.09%

Total Tech LLC (4)
Carroll, IA 51401                               7,045,971           9.26%

David G. Vana (12)(13)
17902 Pine Street
Omaha, NE 68130                                   322,704           0.42%

Thomas E. Wharton Jr. (10)(13)
5922 S. 166th Street
Omaha, NE 68135                                   272,879           0.36%

All Directors and Executives (13)(14)
Officers as a Group (9 persons)                12,342,691          16.22%

(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if that person has the right to acquire such shares within 60 days of the Record Date by the exercise of any stock option. Stock options held by a person are deemed to have been exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by such person, but shall not be deemed to have been exchanged or exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by any other person. Additionally, for purposes of this table, a person or entity shall be deemed to be a beneficial owner of shares of common stock if such person or entity has or shares either investment or voting power with respect to such shares.

(2) Each director and executive officer has sole voting and investment power over the shares such individual beneficially owns and all such shares are owned directly unless otherwise indicated.

(3) Includes 1,446,250 shares of Common Stock beneficially owned, 305,388 shares of Common Stock upon conversion of Series A Preferred Stock beneficially owned, 758,027 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock, and 20,000 common stock options fully vested

(4) The members of Total Tech, LLC are Dennis Anderson, Robert Badding, Mary Collison, Martin Halbur, Roger Kanne, Ronald Muhlbauer, and Patti Pietig.

(5) Includes 953,593 shares of Common Stock beneficially owned, 301,620 shares of Common Stock upon conversion of Series A Preferred Stock beneficially owned, 1,278,065 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock, and 20,000 common stock options fully vested.

(6) Includes 2,855,045 shares of Common Stock beneficially owned, 678,187 shares of Common Stock upon conversion of Series A Preferred Stock beneficially owned, 1,277,956 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock, and 20,000 common stock options fully vested.

(7) Includes 417,442 shares of Common Stock beneficially owned, 1,050,843 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock, and 20,000 common stock options fully vested.

(8)   All 225,000 common stock options fully vested.

(9) Includes 27,192 shares of Common Stock beneficially owned, and 40,000 common stock options fully vested.

(10) Includes 24,546 shares of Common Stock beneficially owned, and 248,333 common stock options fully vested.

(11)  All 52,500 common stock options fully vested.

(12) Includes 64,371 shares of Common Stock beneficially owned, and 258,333 common stock options fully vested.

(13) All listed directors and executive officers tally the total group number at the end of the table.

(14) Includes 11,438,525 shares of Common Stock beneficially owned, and 904,166 common stock options fully vested.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         If the stockholders approve Proposal No. 1, an entire board of directors, consisting of six members, will be elected at the Meeting. The directors elected will hold office until their successors are elected and qualify, which should occur at the next annual meeting.

VOTE REQUIRED

         The six nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. You get one vote for each of your shares of common stock. You do not have the right to cumulate your votes.

NOMINATIONS

         At the Meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election, and the proxy holders will vote in favor of such substitute nominees.

         Shareholders also can nominate persons to be directors. Nominations may be made at the Meeting in accordance with the parliamentary rules governing the Meeting.

GENERAL INFORMATION ABOUT THE NOMINEES

         ROBERT E. BADDING, age 74, joined our board of directors in October 1997. He is founder and Chairman of the Board of Badding Construction from 1999 to present. Previously, Mr. Badding was Chief Executive Officer of Badding Construction from 1954 to 1999. Badding Construction is a regional commercial and residential construction firm and Mr. Badding has been involved in all levels of the construction management of this multi-state firm.

         MARTIN J. HALBUR, age 52, joined the board of directors in July of 2000. Dr. Halbur has been practicing dentistry in Carroll, Iowa, since 1976. Dr. Halbur performed his undergraduate work at Creighton University in Omaha and graduated from Creighton University Dental School in 1976.

         ROGER J. KANNE, age 63, has been a Board member since October, 1997. Mr. Kanne also served iST as Chief Financial Officer and Secretary from May, 2000 to February, 2001. Mr. Kanne is Chairman, President and CEO of Community Oil Company, a regional distributor of petroleum products, and has served in such capacity since 1972. He also serves as Vice President and Secretary of ET Company, a regional video distributor, and has held such position for the last 17 years. As of February 9, 2004, Mr. Kanne assumed the position of iST's Chaiman of the Board of Directors.

         RONALD W. MUHLBAUER, age 62, former Chairman of the Board and has been a member of the Board of Directors since December of 1996. He is a Certified
Public Accountant and, for the past 28 years, has been a partner with the accounting firm of Olsen, Muhlbauer & Co., L.L.P., in Carroll, Iowa. Mr. Muhlbauer is a graduate of Creighton University in Omaha, Nebraska, with a BS degree in Business Administration.

         RAVI NATH, age 51, joined the iST Board in December, 2001. Dr. Nath is the Jack and Joan McGraw Endowed Chair of the Department of Information Systems and Technology at Creighton University in Omaha. He assumed the Department chair in May of 1998 and became a tenured Professor at Creighton in 1998. From 1980 to 1998, Dr. Nath was a Professor of management information systems at the University of Memphis, receiving a tenure in 1985. Dr. Nath also currently serves as Executive Director of the Joe Ricketts Center in E-Commerce and as a Board member of the Applied Information Management Institute.

         THOMAS E. WHARTON JR., age 42, joined our Board in December 2001. Mr. Wharton also serves as our President and Chief Executive Officer. Mr. Wharton has a 19-year career in financial management, business strategy development, and marketing for international and domestic companies. Mr. Wharton began his career at Bozell & Jacob's Poppe Tyson Advertising division in 1988, where he advanced to CFO & CIO in 1992. While CIO at Poppe Tyson, Mr. Wharton co-founded, managed, and obtained initial financing for Poppe's ad sales network, which has become the industry's top Internet advertising network, DoubleClick, Inc. (NASDAQ
DCLK). Mr. Wharton co-founded Poppe Tyson Interactive, and was named President & Chief Operating Officer in 1996. Mr. Wharton's responsibilities included expanding operations into Europe, Asia, and South America, worldwide marketing strategies and global client expansion. He helped develop online strategies for IBM, Dow Chemical, Chase Bank, Priceline, Sony Playstation & Underground, Cadillac, Hong Kong Bank, Nikkei, DoubleClick, and various other startup and global clients. Mr. Wharton is currently a director of WFS Direct Inc.

COMMITTEES OF THE BOARD

         Audit Committee. The Audit Committee, consisting of Ronald Muhlbauer and Thomas Wharton Jr.* performs the following functions:


            Recommends  to  the  Board  of   Directors--subject  to  stockholder
            ratification--the selection of our independent public accountants;

            Reviews the scope and results of the audit with our independent accountants;

            Is  responsible   for  the  Company's   accounting   principles  and
            practices,

            Is responsible for required communication with the auditors in regards to the auditors independence;

            Reviews our quarterly and annual operating results with management and with our independent public accountants; and

            Considers the adequacy and implementation of our internal auditing, accounting and financial procedures.

            Pre-approves all services provided by independent auditors.

         The Audit Committee met once during 2003 and each member was present.

         *Thomas Wharton Jr. stepped down from his position with the Audit Committee as of February 9, 2004. Ravi Nath, a current board member, assumed Mr. Wharton's position within the committee.

         Compensation Committee. The Compensation Committee, consisting of Roger Kanne, Dr. Martin Halbur, and Thomas Wharton Jr.* performs the following functions:


            Reviews and fixes the compensation arrangements for officers and key employees;

            Grants stock options and makes restricted stock awards to eligible participants under our 2001 Omnibus Equity Incentive Plan; and

            Administers our compensation and incentive plans.

      The Compensation Committee met twice during 2003 and each member was present for each meeting.


            * Thomas Wharton Jr. stepped down from his position with the Compensation Committee as of February 9, 2004. Ravi Nath, a current board member, assumed Mr. Wharton's position within the committee.


Compensation Committee Interlocks and Insider Participation

         Deliberations   for  compensation  for  2003  generally   involved  the
Compensation Committee and its recommendations were then made to the full Board of Directors.

MEETINGS OF THE BOARD

         The Board of Directors had 8 meetings during 2003. Each director, except Dr. Nath, attended 100% of the meetings of the board. Dr. Nath attended 7 meetings of the board. Mr. Rik Smith attended the February 7, 2003 board meeting, afterwhich he resigned form the Board of Directors.



DIRECTOR COMPENSATION

         We pay each director who is not our employee $1,000 for each meeting of the Board of Directors. This fee may be paid in cash or in shares of the Company's Common Stock having an equivalent market value.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR EACH OF THE NOMINEES

                                 PROPOSAL NO. 2

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
           INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The board of directors has unanimously approved and recommends that the stockholders adopt a resolution amending the Certificate to increase the number of shares of Common Stock which the corporation shall have authority to issue from 100,000,000 to 150,000,000 shares. At the Meeting, stockholders will consider and vote on this proposed amendment. The proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

DESCRIPTION OF PROPOSED AMENDMENT

         This Proposal would amend the Certificate to increase the authorized shares of Common Stock by amending Article 4 to state that the total number of shares of stock which the corporation shall have authority to issue is 151,000,000, consisting of 150,000,000 shares of Common Stock, $.001 par value share (the "Common Stock"), and 1,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). This represents an increase of 50,000,000 shares in the authorized number of shares of Common Stock and no increase in the authorized number of shares of Preferred Stock.

REASONS FOR PROPOSAL

                  Delaware law permits the Company to issue shares of common stock only to the extent that such shares have been authorized for issuance under its Certificate of Incorporation. As of the Record Date, the Company currently has 55,203,674 shares of Common Stock outstanding. In addition, the Company has reserved 9,403,561 shares of common stock for warrants that have been issued, 11,250,397 shares of common stock for options that have been awarded, and 11,625,570 shares of common stock for convertible preferred stock and debt. If all outstanding warrants, options, and convertible securities were fully vested and converted at the Record Date, there would be 87,483,202 shares outstanding, leaving 12,516,798 shares available.

         The Company expects to issue up to 25,000,000 shares of Common Stock pursuant to Private Placements the Company is currently negotiating. These Private Placements are expected to bring in up to $5.5 million in equity capital which will be used to purchase product, pay past due debt, and fund operations through the end of the year. Without such an increase in authorized shares, the Company would not be able to raise the equity capital necessary to fund operations.

         The proposed increase in authorized shares will ensure that sufficient shares will be available to (i) complete the Private Placements it is currently negotiating; (ii) raise additional capital through the sale of equity securities; (iii) to provide equity incentives to employees; and, (iv) for such other corporate purposes that our board of directors determines are in the best interests of the Company and its stockholders. If the Company issues such shares, any such issuance may have the effect of diluting the value of shares of Common Stock held by existing stockholders of the Company. Such an issuance may also reduce the amount of any dividends which may be received by existing stockholders of the Company.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the Meeting is required to approve this Proposal No.2. An abstention or failure to vote on this Proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this Proposal at the Meeting. If approved, this Proposal No. 2 will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal No. 2.


                        THE BOARD OF DIRECTORS RECOMMENDS
                   A VOTE "FOR" THE INCREASE IN THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

                                 PROPOSAL NO. 3

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS


        We recommend that you vote for ratification of the appointment of McGladrey & Pullen, LLP.

         We have appointed the accounting firm of McGladrey & Pullen, LLP as our independent accountants to audit the Company's financial statements for the year ending December 31, 2004. A resolution to ratify the appointment will be presented at the Annual Meeting. A majority of the votes must be cast in favor to ratify the appointment. If the stockholders do not ratify the appointment, we will reconsider our selection of McGladrey & Pullen, LLP.

AUDITOR FEES

         The following table shows the aggregate fees billed to the Company for professional services by McGladrey & Pullen, LLP for the years 2003 and 2002:


                                                2003                 2002
                                          -----------------     ---------------

Audit Fees                                       $ 130,992            $ 56,827
Audit Related Fees                                  27,042              23,370
Tax Fees                                                 -                   -
All Other Fees                                         650                 580
                                          -----------------     ---------------

     Total Fees                                  $ 158,684            $ 80,777
                                          =================     ===============


Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of the Company's consolidated financial statements for the years 2003 and 2002, for the reviews of the financial statements in the Company's quarterly reports on Form 10-QSB during the years 2003 and 2002, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements that are not reported above under "Audit Fees," and generally consist of fees for due diligence in connection with acquisitions, accounting consultation and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax service.

All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under "Audit Fees," "Audit-Related Fees," or "Tax Fees."

         McGladrey & Pullen, LLP audited the Company's financial statements for 2000, 2001, 2002 and 2003. A representative of McGladrey & Pullen, LLP will be at the meeting, will have an opportunity to make a statement if so desired, and will be available to answer any questions.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         If you want to include a stockholder proposal in the proxy statement for the 2005 Annual Meeting, it must be delivered to the Company's Secretary at the Company's executive offices before November 26, 2004.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information for each of the last three fiscal years ending December 31 concerning compensation paid by us to our Chief Executive Officer and each executive officer who earned a total annual salary that exceeded $100,000 for 2003 (together, the "Named Executive Officers").

                                                  ANNUAL COMPENSATION

                                                                                                 LONG-TERM
                                                                            RESTRICTED         COMPENSATION
                                                                              STOCK           AWARDS, OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR       SALARY       BONUS     AWARDS (6)              (7)             COMPENSATION
----------------------------------------------------------------------------------------------------------------------------------
Michael P. May (1)                        2003     $ 220,000        -              -                     -                  -
Chairman, Chief Executive Officer         2002     $ 210,000        -              -                     -                  -
and Director                              2001     $ 170,833        -        $20,832             5,000,000                  -


James E. Stark  (2)                       2003     $ 132,000        -              -                     -                  -
President and Director                    2002     $ 126,000        -              -                     -                  -
                                          2001     $ 107,000        -              -             1,000,000                  -


John M. Heida  (3)                        2003     $ 110,000        -              -               100,000                  -
Senior Vice President - Corporate         2002     $ 110,000        -              -               150,000            $27,102
Development and General Counsel           2001             -        -              -                     -            $31,702


David G. Vana  (4)                        2003     $ 123,900        -              -               100,000                  -
Chief Financial Officer                   2002     $ 118,983        -              -                     -                  -
                                          2001      $ 19,667        -              -               200,000                  -


* Thomas E. Wharton Jr.  (5)              2003           $ -        -              -                20,000            $21,676
Chief Executive Officer, President        2002           $ -        -              -                20,000            $25,667
and Director                              2001           $ -        -              -                     -                  -


* Thomas E. Wharton Jr. succeeded Michael P. May as CEO on February 9, 2004 and James E. Stark as President on April 1, 2004.


(1) Michael P. May joined our Company as Chairman effective January 1, 2001. We entered into an employment agreement with Mr. May on January 1, 2001. The agreement continued on an indefinite basis, until his resignation on February 9, 2004. The agreement provided for a base salary of $200,000 on an annual basis. Mr. May received a prorated salary for the months of January through March 2001. His $200,000 annual base salary was effective April 1, 2001. The agreement called for the executive and the Board of Directors to agree, on an annual basis, to a bonus plan under which Mr. May could have earned certain bonuses up to one hundred percent (100%) of his annual salary. The agreement also granted Mr. May options to purchase in the aggregate 5,000,000 shares of our common stock at an exercise price 85% of the average daily closing price of our common stock for the week prior to when the options were granted. The options vested on a monthly basis over a two year period of time which began January 1, 2001. Mr. May received a 10% increase in his base salary effective July 1, 2002.

(2) James E. Stark resigned from all positions with iST effective May 24, 2000. He served as President, Secretary and Chief Financial Officer from January 11, 2000 until his resignation date. Mr. Stark has since rejoined us as of February 1, 2001 where he served as our Company's Vice President, Chief Financial Officer, Secretary, and Treasurer. Mr. Stark was promoted to President on November 16, 2001. Mr. Stark resigned as Secretary, in favor of Mr. Heida, on January 31, 2002. We entered into an employment agreement with Mr. Stark on February 1, 2001. The agreement continued on an indefinite basis, until the resignation of Mr. Stark on March 31, 2004. The agreement provided for a base salary of $120,000 on an annual basis. Mr. Stark received a prorated salary for the months of February and March 2001. His $120,000 annual base salary was effective April 1, 2001. The agreement called for the executive and the Board of Directors to agree, on an annual basis, to a bonus plan under which Mr. Stark could have earned certain bonuses up to fifty percent (50%) of his annual salary. The agreement also granted Mr. Stark options to purchase in the aggregate 1,000,000 shares of our common stock at an exercise price 85% of the average daily closing price of our common stock for the week prior to when the options were granted. The options vested on a monthly basis over a two year period of time which began February 1, 2001. Mr. Stark received a 10% increase in his base salary effective July 1, 2002.

(3) John M. Heida joined our Company as Senior Vice President and General Counsel on January 1, 2002. We entered into an employment agreement with Mr. Heida on January 1, 2002. The agreement continues on an indefinite basis, unless terminated by either party. The agreement provides for a base salary of $110,000 on an annual basis, a bonus plan under which Mr. Heida can earn certain bonuses up to fifty percent (50%) of his annual salary, and options for purchasing 150,000 shares of our common stock at exercise price 85% of the average daily closing price of our common stock for the week prior to when the options were granted. The options are to vest on a monthly basis over a two year period of time which began January 1, 2002. Mr. Heida also received options for purchasing 100,000 shares of our common stock at exercise price 85% of the daily closing price of the grant date of February 3, 2003. Other compensation shown are consulting fees earned by Mr. Heida in 2000 and 2001, and consulting fees earned in 2001 and paid in 2002. Mr. Heida was elected Secretary for the Corporation on January 31, 2002.

(4) David G. Vana joined our Company as Senior Vice President Product Development on November 5, 2001. We entered into an employment agreement with Mr. Vana on November 5, 2001. The agreement continues on an indefinite basis, unless terminated by either party. The agreement provides for a base salary of $118,000 on an annual basis, a bonus plan under which Mr. Vana can earn certain bonuses up to fifty percent (50%) of his annual salary, and options for purchasing 200,000 shares of our common stock at exercise price 85% of the average daily closing price of our common stock for the week prior to when the options were granted. The options are to vest on a monthly basis over a two year period of time which began November 5, 2001. Mr. Vana also received options for purchasing 100,000 shares of our common stock at exercise price 85% of the daily closing price of the grant date of February 3, 2003. Mr. Vana was elected Chief Financial Officer for the Corporation on August 1, 2003.

(5) Thomas E. Wharton Jr. joined our Company as Chief Executive Officer on February 9, 2004. We entered into an employment agreement with Mr. Wharton on February 9, 2004. The agreement continues on an indefinite basis, unless terminated by either party. The agreement provides for a base salary of $160,000 on an annual basis, a bonus plan under which Mr. Wharton can earn certain bonuses up to fifty percent (50%) of his annual salary, and options for purchasing 1,250,000 shares of our common stock at exercise price 85% of the daily closing price of the grant date of February 9, 2004. The options are to vest on a monthly basis over a two year period of time which began February 9, 2004. Mr. Wharton may also receive options for purchasing an additional 1,250,000 shares of our common stock at exercise price 85% of the daily closing price of the grant date of February 9, 2004 provided the Company achieves a positive cash flow in any one month period prior to March 31, 2005. Mr. Wharton was elected President for the Corporation on April 1, 2004.

(6)   Represents stock issued in lieu of salary.

(7)   Indicates number of shares of common stock underlying options.


         2001 OMNIBUS EQUITY INCENTIVE PLAN. Our 2001 Omnibus Equity Incentive Plan provides for the granting of stock options and other equity incentives for up to 1,000,000 shares of our Common Stock to our officers, key employees, directors, consultants or advisors who provide services to the Company at an exercise price 85% of the daily closing price of the Company's common stock as of the date when the options are granted. As of January 1 of each year, commencing with the year 2001, the aggregate number of options that may be awarded under the Plan will automatically increase by a number equal to the lesser of 1% of the total number of Common Shares then outstanding or 200,000. As of December 31, 2003, grants for 1,582,500 shares of Common Stock have been made, 236,250 of which were made to our directors or executive officers, 13,333 options have been exercised, 232,916 options have been forfeited and 50,416 shares of Common Stock remain available for new option grants under this plan.

STOCK OPTION GRANTS AWARDED TO NAMED EXECUTIVE OFFICERS DURING 2003

         The following tables contain information on stock options granted during the year ended December 31, 2003, and about unexercised stock options held at December 31, 2003.



                                        OPTION / SAR GRANTS IN LAST FISCAL YEAR

                                                       NUMBER OF                                           PERCENT OF
                                                      SECURITIES                                         TOTAL OPTIONS /
                                                      UNDERLYING        EXERCISE OR                       SARS GRANTED
                                                     OPTIONS / SARS     BASE PRICE     EXPIRATION        TO EMPLOYEES
NAME AND PRINCIPAL POSITION                             GRANTED          PER SHARE        DATE           IN FISCAL YEAR
---------------------------                             -------          ---------        ----           --------------
Michael P. May                                             0                 0               -                  0
Chairman, CEO and Director

James E. Stark                                             0                 0               -                  0
President and Director

John M. Heida                                           100,000            $0.34        03/20/06              5.36%
Senior Vice President - Corporate Development
and General Counsel

David G. Vana                                           100,000            $0.34        03/20/06              5.36%
Chief Financial Officer

* Thomas E. Wharton Jr.                                 20,000             $0.55        03/20/06              1.07%
CEO, President and Director


* Thomas E. Wharton Jr. succeeded Michael P. May as CEO on February 9, 2004 and James E. Stark as President on April 1, 2004.

OPTION VALUE AS OF DECEMBER 31, 2003


                                                                                              NUMBER OF
                                                                                           SHARES ACQUIRED
                                NUMBER OF SHARES                   VALUE OF                 UPON EXERCISED
                               UNDERLYING OPTIONS             UNEXERCISED OPTIONS           OPTIONS DURING       DOLLAR VALUE
                              AT DECEMBER 31, 2003           AT DECEMBER 31, 2003           THE YEAR ENDED      REALIZED UPON
                           EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE      DECEMBER 31, 2003        EXERCISE
                           -------------------------       -------------------------      -----------------        --------
Michael P. May                    4,909,000 / 0                     $0 / $0                       0                   $0
Chairman

James E. Stark                    1,000,000 / 0                     $0 / $0                       0                   0
President

John M. Heida                   185,417 / 64,583                $4,167 / $5,833                   0                   0
Secretary

David G. Vana                   241,667 / 58,333                $4,167 / $5,833                   0                   0
Chief Financial Officer

* Thomas E. Wharton Jr.         20,000 / 20,000                     $0 / $0                       0                   0
CEO and  President


* Thomas E. Wharton Jr. succeeded Michael P. May as CEO on February 9, 2004 and James E. Stark as President on April 1, 2004.



LONG-TERM INCENTIVE PLANS. The Company does not maintain a long-term incentive plan or pension plan for its executive officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS. The Company has employment contracts with Mssrs. Heida, Vana and Wharton as listed under Executive Compensation above. All such contracts provide for compensation as described and for payment of salary for thirty days in the event of termination of employment. The Company's employment contracts with Mssrs. May and Stark ended February 9, 2004 and March 31, 2004 respectively. Mr. May resigned all positions with the Company on February 9, 2004. Mr. Stark resigned all positions with the Company on March 31, 2004. There are no change-in-control arrangements.

COMPENSATION OF DIRECTORS. We pay each director who is not our employee the sum of $1,000 for each meeting of the Board of Directors. This fee may be paid in cash or in shares of the iST's Common Stock having an equivalent fair market value. For attending Board meetings in 2003 our Directors received the following amount of iST Common Stock; Mr. Badding received 15,512 shares, Dr. Halbur received 15,512 shares Mr. Kanne received 15,512 shares, Mr. Muhlbauer received 15,512 shares, Mr. Nath received 13,694 shares, Mr. Wharton received 15,512 shares, and Mr. Rik Smith received 2,500 shares. Mr. May and Mr. Stark, as employees, are not paid any extra compensation for services as a director.

SHARES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AS OF DECEMBER 31, 2003

                                                                      Weighted average exercise
                                       Number of securities to be    price of outstanding options,  Number of securities remaining
                                        issued upon exercise of          warrants and rights        available for future issuance
                                         outstanding options,            price of outstanding           remaining available
                                          warrants and rights        options, warrants and rights       for future issuance
                                                 (a)                              (b)                            (c)
------------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders                   1,336,251                          $0.61                          50,416
------------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders                   7,809,000                          $0.35                            0
------------------------------------------------------------------------------------------------------------------------------------
Common stock warrants                          4,209,116                          $0.56                            0
------------------------------------------------------------------------------------------------------------------------------------
Total                                          13,354,367                         $0.45                          50,416
------------------------------------------------------------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Our Compensation Committee of the Board of Directors ("Our Committee") is composed of three directors who are not employees. Our Committee establishes iST's overall compensation and employee benefits and the specific compensation of our executive officers. It is our Committee's goal to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

         We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. Our Committee believes that we can best achieve our performance goal, and the long-term interests of our stockholders generally by attracting and retaining management of high quality, and that such management will require commensurate compensation. Our Committee believes that our executive officer compensation policies are consistent with this policy. Our Committee determines the levels of compensation granted in any such employment agreements, and the levels of compensation granted to other executive officers from time to time based on factors that Our Committee considers appropriate. As indicated below, our overall financial performance is a key factor our Committee considers in setting compensation levels for executive officers.

         Our Committee determines annual compensation levels for executive officers which may be implemented from time to time based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance, (4) the officer's total compensation during the previous year, (5) compensation levels that comparable companies in similar industries (wireless communications and information technology) pay, (6) the officer's length of service with us, and
(7) the officer's effectiveness in dealing with external and internal audiences. The Committee believes, based on a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries. Our Company paid no bonuses to our Named Executive Officers for their performance in 2003.

         The principles that guided our Committee in determining our other executive officers' compensation during the 2003 fiscal year also included the motivation of employees to attain the highest level of performance and the ability to attract and retain qualified employees.


Members of the Compensation Committee of the Board of Directors:

Roger Kanne, Chairman
Dr. Martin Halbur
Ravi Nath
Dated: April 13, 2004

Ravi Nath succeeded Thomas Wharton Jr. as a Compensation Committee member as of February 9, 2004.

-----------------------


                             AUDIT COMMITTEE REPORT

            Our Audit Committee members listed below are all independent for purposes of the National Association of Securities Dealers' listing standards. Our Audit Committee is composed of two non-employee directors. The Audit Committee's primary responsibilities fall into two broad categories:

      1). To monitor the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft financial statements and key accounting and reporting matters;

2). To oversee matters concerning the relationship between iST and its outside auditors, including monitoring their performance and recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to iST; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No.
1).

         The Audit Committee does not operate under a written charter, but did discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61. The Audit Committee received the written discussion and letter required by the Independent Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence.

         Our Audit Committee reviewed iST's audited financial statements for fiscal 2003 with our full Board of Directors. Based on these review and discussion, our Committee recommended to the Board of Directors that the company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

Members of the Audit Committee of the Board of Directors:

Ronald Muhlbauer, Chairman
Ravi Nath
Dated: April 13, 2004


Ravi Nath succeeded Thomas Wharton Jr. as an Audit Committee member as of February 9, 2004.

================================================================================

                                PERFORMANCE GRAPH

         The graph below shows the cumulative total returns to Company stockholders during the five years ended December 31, 2003 in comparison to the cumulative returns on The NASDAQ Stock Market Index and the NASDAQ
Telecommunications Index. The points on the graph represent the performance between December, 1998 and December, 2003.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG ISECURETRAC CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                               [PERFOMANCE GRAPH]

                          ---------------------------------------------------------------------------------------------------------
                               12/98   3/99    6/99    9/99    12/99   3/00    6/00    9/00   12/00    3/01  6/01    9/01   12/01
ISECURETRAC CORP               100.0    85.0    42.5     0.0    18.4    45.0    35.0    41.2    30.0   27.5   72.8   67.2   76.0
NASDAQ STOCK MARKET (U.S.)     100.0   112.5   123.1   129.5   192.9   228.2   200.4   188.1   128.9   86.7   83.5   76.1   67.6
NASDAQ TELECOMMUNICATIONS      100.0   129.8   143.4   149.2   246.4   251.9   197.1   169.0   111.6   87.7   90.5   62.0   70.9


                          ---------------------------------------------------------------
                               3/02    6/02   9/02   12/02  3/03   6/03    9/03   12/03
ISECURETRAC CORP               116.8   119.2   56.4   22.4   64.0   36.8   40.4   35.20
NASDAQ STOCK MARKET (U.S.)      68.1    71.2   66.6   62.1   56.0   69.5   78.8   87.61
NASDAQ TELECOMMUNICATIONS       59.3    43.5   40.5   47.8   53.6   66.9   71.0   84.77

* $100  invested  on  12/31/98
  in stock or  index-  including
  reinvestment  of dividends.
  Fiscal year ending December 31.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING REQUIREMENT


         Our directors, executive officers, and holders of more than 10% of the outstanding shares of Common Stock ("10% Holders") must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors, executive officers and 10% Holders filed all the required reports during 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From January 01, 2002 through December 31, 2003, among others, Roger Kanne and AHK Leasing, LLC would from time to time loan money to us. When such loans were made, we issued warrants to purchase our common stock based on the amount of money loaned to us with exercise prices and expiration dates that varied depending on the date of the loan. Some of the individuals or entities also received promissory notes evidencing the loan payable one year from the date of the loan with interest accruing at a rate of 10% per annum. Some of these promissory notes were converted to capital leases with two year terms and interest accruing at a rate of 10.475% per annum. The dates of these transactions with Roger Kanne, and AHK Leasing, LLC, including the amounts of the loans made to us, the number of warrants granted, the exercise price of the warrants, and the issuance date of the warrants, is reflected on the following table. All warrants issued after January 03, 2002 were issued with an expiration date of three years from the date of issuance.



                                          ISSUE       NUMBER OF        TYPE OF         AMOUNT OF      EXERCISE
LAST NAME                 FIRST NAME       DATE       WARRANTS      CONSIDERATION         LOAN         PRICE
---------                 ----------       ----       --------      -------------         ----         -----
Kanne                   Roger            01/03/02          77,429    Direct loan           $ 50,000    $ 0.64575
Kanne                   Roger            01/04/02          77,429    Direct loan           $ 50,000    $ 0.64575
Kanne                   Roger            01/07/02          77,851    Direct loan           $ 50,000    $ 0.64225
Kanne                   Roger            01/16/02          40,492    Direct loan           $ 25,000    $  0.6174
Kanne                   Roger            01/27/02          40,038    Direct loan           $ 25,000    $  0.6244
Kanne                   Roger            02/22/02         401,284    Direct loan          $ 250,000    $   0.623
AHK Leasing, LLC                         09/01/03         355,114    Direct loan          $ 250,000    $   0.352
AHK Leasing, LLC                         09/01/03         217,014    Direct loan          $ 125,000    $   0.288
AHK Leasing, LLC                         09/01/03         139,509    Direct loan          $ 125,000    $   0.448
AHK Leasing, LLC                         09/01/03          97,656    Direct loan          $ 125,000    $   0.640
AHK Leasing, LLC                         09/01/03         105,574    Direct loan          $ 125,000    $   0.592
AHK Leasing, LLC                         09/01/03         111,607    Direct loan          $ 125,000    $   0.560
AHK Leasing, LLC                         09/01/03         375,000    Direct loan          $ 360,000    $   0.480
Kanne                   Roger            11/21/03         255,102    Direct loan          $ 200,000    $   0.392


A Consulting Agreement was made as of March 5, 2002 between iSECUREtrac Corp. and Wharton Consulting, IE: Thomas Wharton Jr. Mr. Wharton received consulting fees in the amount of $21,000 during 2002 and $13,676 during 2003 for services provided. Mr. Wharton succeeded Michael May as CEO on February 9, 2004 and James Stark as President on April 1, 2004. Mr. Wharton is currently on our board of directors.

On March 15, 2002, David G. Vana purchased 25,000 registered shares through iSECUREtrac Corp.'s Secondary Public Offering. The shares were purchased at $0.80 per share. Mr. Vana is currently the Chief Financial Officer.

On March 20, 2002, Thomas Wharton Jr. purchased 15,000 registered shares through iSECUREtrac Corp.'s Secondary Public Offering. The shares were purchased at $0.80 per share. Mr. Wharton succeeded Michael May as CEO on February 9, 2004 and James Stark as President on April 1, 2004. Mr. Wharton is currently on our board of directors.

On March 25, 2002, Ravi Nath, who is currently a board member, purchased 20,000 registered shares through iSECUREtrac Corp.'s Secondary Public Offering. The shares were purchased at $0.80 per share.

On March 28, 2002, David G. Vana purchased 8,121 registered shares through iSECUREtrac Corp.'s Secondary Public Offering. The shares were purchased at $0.80 per share. Mr. Vana is currently the Chief Financial Officer.

On  August  20,  2002,  iSECUREtrac  Corp.  issued  469.01  shares  of  Series A
Convertible Preferred Stock as payment in kind dividends to existing Series A Preferred Stockholders for the period of November 30, 2001 through June 30, 2002.

On August 29, 2002, Michael May exercised 11,000 options at an exercise price of $0.281554 per his employee agreement. Mr. May resigned as our CEO and Chairman of the Board on February 9, 2004. On October 1, 2002, Mr. May exercised 80,000 options at an exercise price of $0.281554 per his employee agreement.

On December 19, 2002, iSECUREtrac Corp. issued 203.86 shares of Series A Convertible Preferred Stock as payment in kind dividends to existing Series A Preferred Stockholders for the period of July 1, 2002 through September 30, 2002.

During 2002, iSECUREtrac Corp. issued 800,000 shares of our common stock to Total Tech, LLC upon conversion of Series A Convertible Preferred Stock.

On February 06, 2003, Thomas Wharton Jr. purchased 5,000 registered shares through iSECUREtrac Corp.'s Secondary Public Offering. The shares were purchased at $0.35 per share. Mr. Wharton succeeded Michael May as CEO on February 9, 2004 and James Stark as President on April 1, 2004. Mr. Wharton is currently on our board of directors.

On March 31, 2003, iSECUREtrac Corp. issued 203.121 shares of Series A Convertible Preferred Stock as payment in kind dividends to existing Series A Preferred Stockholders for the period of October 1, 2002 through December 31, 2002.

On May 30, 2003, iSECUREtrac Corp. issued 157.462 shares of Series A Convertible Preferred Stock as payment in kind dividends to existing Series A Preferred Stockholders for the period of January 1, 2003 through March 31, 2003.

On June 3, 2003, iSECUREtrac Corp. issued a $46,000 Series A Convertible Preferred Stock cash dividend to one Series A Preferred Stockholder for the period of January 1, 2003 through March 31, 2003.

On October 31, 2003, iSECUREtrac Corp. issued a $72,000 Series A Convertible Preferred Stock cash dividend to one Series A Preferred Stockholder for the period of April 1, 2003 through September 30, 2003.

On December 29, 2003, iSECUREtrac Corp. issued a $72,000 Series A Convertible Preferred Stock cash dividend to one Series A Preferred Stockholder for the period of April 1, 2003 through September 30, 2003.

On December 30, 2003, iSECUREtrac Corp. issued 282.225 shares of Series A Convertible Preferred Stock as payment in kind dividends to existing Series A Preferred Stockholders for the period of April 1, 2003 through September 30, 2003.

Except as described herein, the Company is not a party to any transaction or proposed transaction with any person who is (i) a Director or executive officer of the Company, (ii) a nominee for election as a Director, (iii) an owner of more than 5% of the common stock, or (iv) a member of the immediate family of any of the foregoing persons.



                                  OTHER MATTERS

         At the date of mailing of this proxy statement, we are not aware of any business to be presented at the Meeting other than the proposals discussed above. If other proposals are properly brought before the Meeting, any proxies returned to us will be voted as the proxyholders see fit.

         Concurrent with the mailing of this proxy statement, the Company is furnishing you a copy of its annual report for the year ended December 31, 2003 (which includes the Company's Annual Report on Form 10-K for such year).



                                      By order of the Board of Directors:

                                      /S/  JOHN M. HEIDA
                                      -------------------
                                      John M. Heida
                                      Secretary


May 6, 2004

                                 [FORM OF PROXY]

                                ISECURETRAC CORP.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Annual Meeting of Stockholders to be held on June 4, 2004 at 2:00 pm Central Daylight Time for Holders as of April 23, 2004.

         The undersigned, having received the Notice of Annual Meeting of Stockholders of iSECUREtrac Corp., hereby appoint(s) Thomas E. Wharton Jr. proxy of the undersigned (with full power of substitution) to attend the above Annual Meeting and all adjournments thereof (the "Annual Meeting") and there to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, including:

         (1) The Board of Directors recommends a vote FOR the election of Robert Badding, Martin Halbur, Roger Kanne, Ronald Muhlbauer, Ravi Nath and Thomas Wharton, Jr. as Directors of the Company.

                  [ ]   FOR ALL NOMINEES

                  [ ]   WITHHOLD ALL NOMINEES

                  [ ]   WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):


         (2) To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 shares.

                  [ ]     FOR       [ ]     AGAINST           [ ]      ABSTAIN


         (3) To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for 2004.

                  [ ]     FOR       [ ]     AGAINST           [ ]      ABSTAIN


         (4) In their discretion upon the transaction of such other business as may properly come before the Annual Meeting.

         The undersigned hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Stockholders and ratifies all that the said proxies may do by virtue hereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND THE AUTHORITY PROVIDED IN ITEM 3 WILL BE DEEMED GRANTED.

 Dated: ____________, 2004


                                  Signature(s)__________________________________

             Please sign exactly as your name appears on your stock
                 certificate(s). If signing in any fiduciary or
                representative capacity, give full title as such.

  PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE

                                    EXHIBIT A

       (Deletions to the Certificate are struck; Additions are underlined)

                            ARTICLE 4. CAPITAL STOCK

         The total number of shares of stock which the corporation shall have authority to issue was 101,000,000 and is presently now 151,000,000 consisting
                                                         -----------
of what was  100,000,000 is now  150,000,000  shares of Common Stock,  $.001 par
                                 -----------
value per share (the "Common Stock"), and 1,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock").